Point Bridge America First ETF

Trading Symbol: MAGA	Summary Prospectus

Listed on Cboe BZX Exchange, Inc.	October 31, 2025
Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated October 31, 2025, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.investpolitically.com. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The Point Bridge America First ETF (the “Fund”) seeks to track the performance, before fees and expenses, of the Point Bridge America First Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.72%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.72%
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then continue to hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$74	$230	$401	$894
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended June 30, 2025, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.
Principal Investment Strategy
The Fund uses a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Index. The Index was developed by Point Bridge Capital, LLC, the Fund’s investment adviser and index provider (“Point Bridge” or the “Adviser”).
Point Bridge America First Index
The Index uses an objective, rules-based methodology to track the performance of U.S. companies whose employees and political action committees (“PACs”) are highly supportive of Republican candidates for election to the United States Congress, the Vice Presidency, or the Presidency (“Candidates”) and party-affiliated federal committees or groups that are subject to federal campaign contribution limits ( e.g. , Republican National Committee, National Republican Senatorial

Committee) (“Committees”). Republican Candidates and Republican Committees receiving support from employees and/or PACs of companies in the Index have historically been more supportive of Republican policies than Democratic Candidates and Democratic Committees. The Index is composed of the common stock of public operating companies and real estate investment trusts (“REITs”).
Construction of the Index starts with an initial universe of the companies included in the Solactive 500 Index. The universe is then screened by using (i) electoral campaign contribution data from the Federal Election Commission (the “FEC”) to eliminate companies whose employees and PACs have made aggregate reported political contributions of less than $25,000 across the two most recent election cycles and (ii) aggregated financial statement data from FactSet (or another market data source) to eliminate companies that do not have U.S. assets greater than or equal to 50% of total assets. Companies that do not have asset information available are still eligible for inclusion in the Index if their U.S. revenue is greater than or equal to 50% of total revenue.
Each election cycle spans two full calendar years, and the most recent election cycle ended December 31, 2024. FEC data typically includes only information pertaining to contributions from contributors who have given more than $200 to a campaign in an election cycle because smaller contributions are not required by U.S. campaign finance laws to be reported to the FEC.
Companies that satisfy the initial screening test are then ranked based on a proprietary screening process based primarily on the total net dollars and the net percentage of dollars given by a company’s employees and/or PAC to Republican Candidates and Republican Committees versus Democratic Candidates and Democratic Committees. The top 150 companies (or fewer if necessary) based on such rankings are included in the Index at the time of each reconstitution of the Index.
The Index is equally weighted and rebalanced ( i.e ., weights are reset to equal-weighted, but no companies are added or deleted) quarterly after the close of trading on the 1st Wednesday in each of February, May, August, and November. The Index will be reconstituted ( i.e ., companies are added or deleted based on the Index rules and weights are reset to equal-weighted) after the close of trading on the 3rd Friday of each June following the completion of an election cycle. The Index was reconstituted in June 2025, and the next scheduled reconstitution of the Index will take place in June 2027. Companies may also be added or removed from the Index upon their addition to or removal from the Solactive 500 Index in accordance with the rules of the Index.
The Index was developed by the Adviser in 2017 in anticipation of the commencement of operations of the Fund.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in the securities of U.S. companies. For purposes of this 80% policy, U.S. companies are companies that, at the time of purchase, have (i) U.S. assets greater than or equal to 50% of total assets or (ii) U.S. revenue greater than or equal to 50% of total revenue.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Index in approximately the same proportion as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when the Fund’s sub-adviser believes it is in the best interests of the Fund ( e.g. , when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).
The Fund may invest in securities or other investments not included in the Index, but which the Fund’s sub-adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).
To the extent the Index concentrates ( i.e. , holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index.
As of September 30, 2025, the Fund invested a significant portion of its assets in the industrial, financials, and energy sectors; however, the Fund’s sector exposure may change from time to time.

Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund”.
• Equity Market Risk . The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, spread of infectious diseases or other public health issues (such as the global pandemic caused by the COVID-19 virus), recessions, rising inflation, trade wars and tariffs, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.
• ETF Risks . The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦ Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk.  The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦ Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦ Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦ Trading .   Although Shares are listed for trading on Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. There can be no assurance that an active trading market for such Shares will develop or be maintained. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
• Mid-Cap Companies Risk.  The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Mid-capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.
• Models and Data Risk . The composition of the Index is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). In particular, the Index is dependent on the accuracy and completeness of campaign contribution data reported to and by the FEC. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index universe that would have been excluded or included had the Models and Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can be expected to reflect the errors, too.
• Non-Financial Factors Risk. Because the methodology of the Index selects securities of issuers for non-financial reasons, the Fund may underperform the broader equity market or other funds that do not utilize similar criteria when selecting investments.
• Passive Investment Risk . The Fund is not actively managed, and its sub-adviser would not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution or rebalancing of the Index in accordance with the Index methodology.
• REIT Investment Risk . Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. REITs may be affected by changes in the value of their underlying properties or mortgages or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In addition, the performance of a U.S. REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.
• Sector Risk . To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
◦ Energy Sector Risk. The energy sector is comprised of energy, industrial, infrastructure, and logistics companies, and will therefore be susceptible to adverse economic, environmental, business, regulatory, or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. At times, the performance of these investments may lag the performance of other sectors or the market as a whole. Companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas, or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing, or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, energy sector companies are subject to substantial government regulation and changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.
◦ Financials Sector Risk. This sector, which includes banks, insurance companies, and financial service firms, can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis. Banks, in particular, are subject to volatile interest rates, severe price competition, and extensive government oversight and regulation, which may limit certain economic activities available to banks, impact their fees and overall profitability, and establish capital maintenance requirements. In addition, banks may have concentrated portfolios of loans or investments that make them vulnerable to economic conditions that affect that industry. Insurance companies are subject to similar risks as banks, including adverse economic conditions, changes in interest rates, increased competition and government regulation, but insurance companies are more at risk from changes in tax law, government imposed premium rate caps, and catastrophic events, such as earthquakes, floods, hurricanes and terrorist acts. This sector has experienced significant losses in the recent past, and the impact of higher interest rates, more stringent capital requirements, and of recent or future regulation on any individual financial company, or on the sector as a whole, cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in the financial sector and have caused significant losses.
◦ Industrials Sector Risk.   The industrials sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, tariffs and trade barriers, and tax and governmental regulatory policies. As the demand for, or prices of, industrials increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

• Tracking Error Risk . As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year, 5-year, and since inception periods compare with those of a broad measure of market performance and the Index. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.investpolitically.com.
Effective June 17, 2022, the Fund’s name changed from Point Bridge GOP Stock Tracker ETF to Point Bridge America First ETF, and the Index’s name changed from Point Bridge GOP Stock Tracker Index to Point Bridge America First Index.
In addition, the Index methodology removed a specific presidential campaign contribution screen and added a screen to eliminate companies that do not have U.S. assets greater than or equal to 50% of total assets. Consequently, performance for periods prior to June 17, 2022 does not reflect the Fund’s current investment objective and principal investment strategy. The Fund’s performance may have differed if the Fund’s current strategy had been in place.
Calendar Year Returns

40%
30%
20%
10%
0%
-10%
-20%
-14.36%
25.71%
5.81%
33.53%
-0.92%
10.42%
14.68%
2018
2019
2020
2021
2022
2023
2024

For the year-to-date period ended September 30, 2025, the Fund’s total return was 10.94%.
During the period of time shown in the bar chart, the Fund’s highest quarterly return was 22.88% for the quarter ended June 30, 2020, and the lowest quarterly return was -32.05% for the quarter ended March 31, 2020.
Average Annual Total Returns
For the Period Ended December 31, 2024

Point Bridge America First ETF	1-Year	5-Year	Since Inception (9/6/2017)
Return Before Taxes	14.68%	12.13%	10.93%
Return After Taxes on Distributions	14.36%	11.74%	10.50%
Return After Taxes on Distributions and Sale of Shares	8.92%	9.63%	8.78%
Point Bridge America First Index[1] (reflects no deduction for fees, expenses, or taxes)	15.58%	12.96%	11.77%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	14.55%

1 Effective June 17, 2022, the Index’s name changed from the Point Bridge GOP Stock Tracker Index to the Point Bridge America First Index, and the Index changed its methodology to remove a specific presidential campaign contribution screen and add a screen to eliminate companies that do not have U.S. assets greater than or equal to 50% of total assets.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Portfolio Management

Adviser	Point Bridge Capital, LLC
Sub-Adviser	Vident Asset Management (“Vident” or the “Sub-Adviser”)
Portfolio Managers
Rafael Zayas, CFA, Portfolio Manager for Vident has been a portfolio manager of the Fund since June 2020. Austin Wen, CFA, Portfolio Manager for Vident, has been a portfolio manager of the Fund since October 2018.

Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.investpolitically.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.